                                                                   Exhibit 10.11

                                 CTC MEDIA, INC.
                         NOTICE OF GRANT OF STOCK OPTION

      Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of CTC Media, Inc. (the "Corporation"):

      Optionee: Vladimir Hanumyan

      Grant Date: April 28, 2005

      Vesting Commencement Date: September 16, 2004

      Exercise Price: $15.93 per share

      Number of Option Shares: 94,151 shares

      Expiration Date: April 28, 2015

      Type of Option:               Incentive Stock Option
                              -----

                                X   Non-Statutory Stock Option
                              -----

      Date Exercisable: The Option shall become exercisable with respect to the
      Option Shares as follows:

                                              Aggregate Number of Option Shares for which
         Date                                      the Option is then Exercisable
         ----                                 --------------------------------------------

         On and after September 16, 2005                          23,537
         On and after December 31, 2005                           29,421
         On and after March 31, 2006                              35,306
         On and after June 30, 2006                               41,190
         On and after September 30, 2006                          47,075
         On and after December 31, 2006                           52,959
         On and after March 31, 2007                              58,844
         On and after June 30, 2007                               64,728
         On and after September 31, 2007                          70,613
         On and after December 31, 2007                           76,497
         On and after March 31, 2008                              82,382
         On and after June 30, 2008                               88,266
         On and after September 30, 2008                          94,151

      Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the CTC Media, Inc. (f/k/a StoryFirst
Communications, Inc.) 1997 Stock

                                       1

Option/Stock Issuance Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock
Option Agreement attached hereto as Exhibit A and incorporated herein by reference.

      Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as Exhibit B. Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.

                                       2

      RIGHTS OF FIRST REFUSAL. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES
ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF
FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH
RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

      No Employment or Service Contract. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or
Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

      Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

April 28, 2005

                                      CTC MEDIA, INC.

                                      By: _____________________________________

                                      Title: __________________________________

                                      _________________________________________
                                      VLADIMIR HANUMYAN

                                      Address:  _______________________________

                                      _________________________________________

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                                 CTC MEDIA, INC.
                             STOCK OPTION AGREEMENT

RECITALS

      A.    The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants and other independent advisors in the service of the Corporation (or any Parent or Subsidiary).

      B.    Optionee is to render valuable services to the Corporation (or a
Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the
Corporation's grant of an option to Optionee.

      C.    All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

            NOW, THEREFORE, it is hereby agreed as follows:

            1.    GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

            2.    OPTION TERM. This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with
Paragraph 5 or 6.

            3.    LIMITED TRANSFERABILITY. During Optionee's lifetime, this
option shall be exercisable only by Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following Optionee's death.

            4.    DATES OF EXERCISE. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice.
As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

            5.    CESSATION OF SERVICE. The option term specified in Paragraph
2 shall terminate (and this option shall cease to be outstanding) prior to the
Expiration Date should any of the following provisions become applicable:

                                       1

                  (a)    Should Optionee cease to remain in Service for any
reason (other than death or Disability) while this option is outstanding, then
Optionee shall have a period of thirty (30) days (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

                  (b)    Should Optionee die while this option is outstanding,
then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of inheritance shall have the right to exercise this option. Such right shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12) month period measured from the date of Optionee's death or (ii) the Expiration Date.

                  (c)    Should Optionee cease Service by reason of Disability
while this option is outstanding, then Optionee shall have a period of twelve
(12) months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.

                  (d)    During the limited period of post-Service
exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares for which this Option is, at the time of Optionee's cessation of Service, exercisable pursuant to the exercise schedule specified in the Grant Notice or the special acceleration provisions of Paragraph 6. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration
Date, this option shall terminate and cease to be outstanding for any vested
Option Shares for which the option has not been exercised. To the extent
Optionee is not vested in the Option Shares at the time of Optionee's cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

            6.    ACCELERATION OF OPTION.

                                        2

                  (a)    In the event of any Corporate Transaction, the
exercisability of this option, to the extent this option is not otherwise fully exercisable, shall automatically accelerate in full so that this option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all the Option Shares and may be exercised for any or all of those Option Shares as fully-vested shares of Common Stock. However, the exercisability of the Option Shares shall NOT so accelerate if and to the extent: (i) this option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction of this option to the extent this option is not otherwise fully exercisable or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option Shares at the time of the Corporate Transaction
(the excess of the Fair Market Value of those Option Shares over the Exercise
Price payable for such shares) and provides for subsequent payout in accordance with the same exercise schedule applicable to those unvested Option Shares as set forth in the Grant Notice unless, in either case, the Plan Administrator has determined that the exercisability of the Option Shares shall accelerate automatically upon the occurrence of a Corporate Transaction regardless of whether those options are to be assumed or replaced in the Corporate
Transaction.

                  (b)    Immediately following the Corporate Transaction,
this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the
Corporate Transaction.

                  (c)    If this option is assumed in connection with a
Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such
Corporate Transaction had the option been exercised immediately prior to such
Corporate Transaction, and appropriate adjustments shall also be made to the
Exercise Price, provided the aggregate Exercise Price shall remain the same.

                  (d)    This Agreement shall not in any way affect the
right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            7.    ADJUSTMENT IN OPTION SHARES. Should any change be made to the
Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

            8.    SHAREHOLDER RIGHTS. The holder of this option shall not have any shareholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

                                        3

            9.    MANNER OF EXERCISING OPTION.

                  (a)    In order to exercise this option with respect to
all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option)
must take the following actions:

                         (i)    Execute and deliver to the Corporation a
      Purchase Agreement for the Option Shares for which the option is exercised.

                         (ii)   Pay the aggregate Exercise Price for the
      purchased shares in one or more of the following forms:

                                (A)   cash or check made payable to the
            Corporation; or

                                (B)   a promissory note payable to the
            Corporation, but only to the extent authorized by the Plan
            Administrator in accordance with Paragraph 13.

                  Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the Exercise
            Price may also be paid as follows:

                                (C)   in shares of Common Stock held by Optionee
            (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market
            Value on the Exercise Date; or

                                (D)   through a special sale and remittance
            procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise
            Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the
            Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  Except to the extent the sale and remittance procedure is
            utilized in connection with the option exercise, payment of the
            Exercise Price must accompany the Purchase Agreement delivered to the Corporation in connection with the option exercise.

                                       4

                         (iii) Furnish to the Corporation appropriate
      documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                         (iv)  Execute and deliver to the Corporation such
      written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

                         (v)   Make appropriate arrangements with the
      Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

                  (b)    As soon as practical after the Exercise Date, the
Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

                  (c)    In no event may this option be exercised for any
fractional shares.

            10.   COMPLIANCE WITH LAWS AND REGULATIONS.

                  (a)    The exercise of this option and the issuance of the
Option Shares upon such exercise shall be subject to compliance by the
Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq
National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

                  (b)    The inability of the Corporation to obtain approval
from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

            11.   SUCCESSORS AND ASSIGNS. Except to the extent otherwise
provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

            12.   NOTICES. Any notice required to be given or delivered to the
Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the mail, postage prepaid and properly addressed to the party to be notified.

                                        5

            13.   FINANCING. The Plan Administrator may, in its absolute
discretion and without any obligation to do so, permit Optionee to pay the
Exercise Price for the purchased Option Shares by delivering a full-recourse, interest-bearing promissory note secured by those Option Shares. The payment schedule in effect for any such promissory note shall be established by the Plan
Administrator in its sole discretion.

            14.   CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

            15.   GOVERNING LAW. The interpretation, performance and
enforcement of this Agreement shall be governed by the laws of the State of
California without resort to that State's conflict-of-laws rules.

            16.   SHAREHOLDER APPROVAL. If the Option Shares covered by this
Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the shareholders, then this option shall be void with respect to such excess shares, unless shareholder approval of an amendment sufficiently increasing the number of shares of Common
Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

                                       6

                                    APPENDIX

      The following definitions shall be in effect under the Agreement:

      A.    AGREEMENT shall mean this Stock Option Agreement.

      B.    BOARD shall mean the Corporation's Board of Directors.

      C.    CODE shall mean the Internal Revenue Code of 1986, as amended.

      D.    COMMON STOCK shall mean the Corporation's common stock.

      E.    CORPORATE TRANSACTION shall mean either of the following
shareholder-approved transactions to which the Corporation is a party:

            (i)   a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the
      Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

            (ii)  the sale, transfer or other disposition of all or
      substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

      F.    CORPORATION shall mean CTC Media, Inc., a Delaware corporation.

      G.    DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute PERMANENT DISABILITY in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

      H.    EMPLOYEE shall mean an individual who is in the employ of the
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

      I.    EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

      J.    EXERCISE PRICE shall mean the exercise price payable per Option
Share as specified in the Grant Notice.

      K.    EXPIRATION DATE shall mean the date on which the option expires as specified in the Grant Notice.

      L.    FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

            (i)   If the Common Stock is at the time traded on the Nasdaq
      National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq
      National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market
      Value shall be the closing selling price on the last preceding date for which such quotation exists.

            (ii)  If the Common Stock is at the time listed on any Stock
      Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the
      Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            (iii) If the Common Stock is at the time neither listed on any
      Stock Exchange nor traded on the Nasdaq National Market, then the Fair
      Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

      M.    GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

      N.    GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

      O.    INCENTIVE OPTION shall mean an option which satisfies the
requirements of Code Section 422.

      P.    1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

      Q.    NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

      R.    OPTION SHARES shall mean the number of shares of Common Stock subject to the option.

      S.    OPTIONEE shall meanv Vladimir Hanumyan.

      T.    PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      U.    PLAN shall mean the Corporation's 1997 Stock Option/Stock Issuance
Plan.

      V.    PLAN ADMINISTRATOR shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

      W.    PURCHASE AGREEMENT shall mean the stock purchase agreement in substantially the form of Exhibit B to the Grant Notice.

      X.    SERVICE shall mean the Optionee's performance of services for the
Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

      Y.    STOCK EXCHANGE shall mean the American Stock Exchange or the New
York Stock Exchange.

      Z.    SUBSIDIARY shall mean any corporation (other than the Corporation)
in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                    EXHIBIT B

                            STOCK PURCHASE AGREEMENT

                                 CTC MEDIA, INC.
                            STOCK PURCHASE AGREEMENT

            AGREEMENT made this _____ day of _______________ 20 ___, by and between CTC Media, Inc., a Delaware corporation, and Vladimir Hanumyan, Optionee under the Corporation's 1997 Stock Option/Stock Issuance Plan.

            All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

      A.    EXERCISE OF OPTION

            1.    EXERCISE. Optionee hereby purchases shares of Common Stock
(the "Purchased Shares") pursuant to that certain option (the "Option") granted
Optionee on ____________________, 20__ (the "Grant Date") to purchase up to
_______________ shares of Common Stock (the "Option Shares") under the Plan at the exercise price of $___________ per share (the "Exercise Price").

            2.    PAYMENT. Concurrently with the delivery of this Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

            3.    SHAREHOLDER RIGHTS. Until such time as the Corporation
exercises the First Refusal Right, Optionee (or any successor in interest) shall have all the rights of a shareholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

      B.    SECURITIES LAW COMPLIANCE

            1.    RESTRICTED SECURITIES. The Purchased Shares have not been
registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly,
Optionee hereby acknowledges that Optionee is prepared to hold the Purchased
Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased
Shares from the registration requirements of the 1933 Act.

                                       1

            2.    RESTRICTIONS ON DISPOSITION OF PURCHASED SHARES. Optionee
shall make no disposition of the Purchased Shares (other than a Permitted
Transfer) unless and until there is compliance with all of the following requirements:

                  (i)     Optionee shall have provided the Corporation with a
      written summary of the terms and conditions of the proposed disposition.

                  (ii)    Optionee shall have complied with all requirements
      of this Agreement applicable to the disposition of the Purchased Shares.

                  (iii)   Optionee shall have provided the Corporation with
      written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the
      Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933
      Act or any exemption from registration available under the 1933 Act
      (including Rule 144) has been taken.

            The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased
Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

            3.    RESTRICTIVE LEGENDS. The stock certificates for the Purchased
Shares shall be endorsed with one or more of the following restrictive legends:

                  "The shares represented by this certificate have not been
      registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a "no action" letter of the Securities and Exchange Commission with respect to such sale or offer or (c)
      satisfactory assurances to the Corporation that registration under such
      Act is not required with respect to such sale or offer."

                  "The shares represented by this certificate are subject to certain rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated , 20__ between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation's principal corporate offices."

                                       2

      C.    TRANSFER RESTRICTIONS

            1.    RESTRICTION ON TRANSFER. Except for any Permitted Transfer,
Optionee shall not transfer, assign, encumber or otherwise dispose of any of the
Purchased Shares in contravention of the First Refusal Right or the Market
Stand-Off.

            2.    TRANSFEREE OBLIGATIONS. Each person (other than the
Corporation) to whom the Purchased Shares are transferred by means of a
Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to
(i) the Repurchase Right and (ii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

            3.    MARKET STAND-OFF.

                  (a)   In connection with any underwritten public offering by
the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the
Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty
(180) days and the Market Stand-Off shall in all events terminate two (2) years after the effective date of the Corporation's initial public offering.

                  (b)   Owner shall be subject to the Market Stand-Off
provided and only if the officers and directors of the Corporation are also subject to similar restrictions.

                  (c)   Any new, substituted or additional securities which are
by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

                  (d)   In order to enforce the Market Stand-Off, the
Corporation may impose stop-transfer instructions with respect to the Purchased
Shares until the end of the applicable stand-off period.

      D.    RIGHT OF FIRST REFUSAL

            1.    GRANT. The Corporation is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares. For purposes of this Article D, the term
"transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

                                       3

            2.    NOTICE OF INTENDED DISPOSITION. In the event any Owner of
Purchased Shares desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the "Target Shares"), Owner shall promptly (i) deliver to the Corporation written notice (the "Disposition
Notice") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

            3.    EXERCISE OF THE FIRST REFUSAL RIGHT. The Corporation shall, for a period of twenty-five (25) days following receipt of the Disposition
Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the
Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Corporation shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and
at such time the certificates representing the Target Shares shall be delivered to the Corporation.

            Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the
Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Corporation. The closing shall then be held on the later of (i) the fifth (5th) business day following delivery of the Exercise Notice or (ii) the fifth (5th) business day after such valuation shall have been made.

            4.    NON-EXERCISE OF THE FIRST REFUSAL RIGHT. In the event the
Exercise Notice is not given to Owner prior to the expiration of the twenty-five
(25)-day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Articles
B and C. The third-party offeror shall acquire the Target Shares free and clear of the First Refusal Right, but the acquired shares shall remain subject to the provisions of Article B and Paragraph C.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty
(30)-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

                                       4

            5.    PARTIAL EXERCISE OF THE FIRST REFUSAL RIGHT. In the event the
Corporation makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice,
Owner shall have the option, exercisable by written notice to the Corporation delivered within five (5) business days after Owner's receipt of the Exercise
Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

                  (i)   sale or other disposition of all the Target Shares to
the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph D.4, as if the Corporation did not exercise the First Refusal Right; or

                  (ii)  sale to the Corporation of the portion of the Target
Shares which the Corporation has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph D.3. The First
Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

            Owner's failure to deliver timely notification to the Corporation shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

            6.    RECAPITALIZATION/REORGANIZATION.

                  (a)   Any new, substituted or additional securities or other
property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

                  (b)   In the event of a Reorganization, the First Refusal
Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

            7.    LAPSE. The First Refusal Right shall lapse upon the earliest to occur of (i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least ten million dollars
($10,000,000). However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

                                       5

      E.    GENERAL PROVISIONS

            1.    ASSIGNMENT. The Corporation may assign the First Refusal
Right to any person or entity selected by the Board, including (without limitation) one or more shareholders of the Corporation.

            2.    NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

            3.    NOTICES. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

            4.    NO WAIVER. The failure of the Corporation in any instance to exercise the First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the
Corporation and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

            5.    CANCELLATION OF SHARES. If the Corporation shall make
available, at the time and place and in the amount and form provided in this
Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the
Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

      F.    MISCELLANEOUS PROVISIONS

            1.    OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

                                       6

            2.    AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

            3.    GOVERNING LAW. This Agreement shall be governed by, and
construed in accordance with, the laws of the State of California without resort to that State's conflict-of-laws rules.

            4.    COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            5.    SUCCESSORS AND ASSIGNS. The provisions of this Agreement
shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee's permitted assigns and the legal representatives, heirs and legatees of Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

            IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                      CTC MEDIA, INC.

                                      By: _____________________________________

                                      Title: __________________________________

                                      15A Pravda Street
                                      125124  Moscow
                                      Russia

                                      _________________________________________
                                      Vladimir Hanumyan

                                      Address:  _______________________________

                                      _________________________________________

                                       7

                                    APPENDIX

            The following definitions shall be in effect under the Agreement:

      A.    AGREEMENT shall mean this Stock Purchase Agreement.

      B.    BOARD shall mean the Corporation's Board of Directors.

      C.    CODE shall mean the Internal Revenue Code of 1986, as amended.

      D.    COMMON STOCK shall mean the Corporation's common stock.

      E.    CORPORATE TRANSACTION shall mean either of the following
shareholder-approved transactions:

                  (i)   a merger or consolidation in which securities
      possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                  (ii)  the sale, transfer or other disposition of all or
      substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

      F.    CORPORATION shall mean CTC Media, Inc., a Delaware corporation.

      G.    DISPOSITION NOTICE shall have the meaning assigned to such term in
Paragraph D.2.

      H.    EXERCISE NOTICE shall have the meaning assigned to such term in
Paragraph D.3.

      I.    EXERCISE PRICE shall have the meaning assigned to such term in
Paragraph A.1.

      J.    FAIR MARKET VALUE of a share of Common Stock on any relevant date, prior to the initial public offering of the Common Stock, shall be determined by the Plan Administrator after taking into account such factors as it shall deem appropriate.

      K.    FIRST REFUSAL RIGHT shall mean the right granted to the Corporation in accordance with Article D.

      L.    GRANT DATE shall have the meaning assigned to such term in Paragraph
A.1.

      M.    GRANT NOTICE shall mean the Notice of Grant of Stock Option pursuant to which Optionee has been informed of the basic terms of the Option.

                                      A-1

      N.    INCENTIVE OPTION shall mean an option which satisfies the
requirements of Code Section 422.

      O.    MARKET STAND-OFF shall mean the market stand-off restriction specified in Paragraph C.3.

      P.    1933 ACT shall mean the Securities Act of 1933, as amended.

      Q.    1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

      R.    NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

      S.    OPTION shall have the meaning assigned to such term in Paragraph
A.1.

      T.    OPTION AGREEMENT shall mean all agreements and other documents evidencing the Option.

      U.    OPTIONEE shall mean the person to whom the Option is granted under the Plan.

      V.    OWNER shall mean Optionee and all subsequent holders of the
Purchased Shares who derive their chain of ownership through a Permitted
Transfer from Optionee.

      W.    PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      X.    PERMITTED TRANSFER shall mean (i) a gratuitous transfer of the
Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased
Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

      Y.    PLAN shall mean the Corporation's 1997 Stock Option/Stock Issuance
Plan.

      Z.    PLAN ADMINISTRATOR shall mean either the Board or a committee of the
Board acting in its capacity as administrator of the Plan.

      AA.   PURCHASED SHARES shall have the meaning assigned to such term in
Paragraph A.1.

      AB.   RECAPITALIZATION shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the
Corporation's receipt of consideration.

      AC.   REORGANIZATION shall mean any of the following transactions:

                                      A-2

                  (i)   a merger or consolidation in which the Corporation is
      not the surviving entity,

                  (ii)  a sale, transfer or other disposition of all or
      substantially all of the Corporation's assets,

                  (iii) a reverse merger in which the Corporation is the
      surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

                  (iv)  any transaction effected primarily to change the
      state in which the Corporation is incorporated or to create a holding company structure.

      AD.   SEC shall mean the Securities and Exchange Commission.

      AE.   SERVICE shall mean the Optionee's performance of services for the
Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or an independent consultant.

      AF.   SUBSIDIARY shall mean any corporation (other than the Corporation)
in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      AG.   TARGET SHARES shall have the meaning assigned to such term in
Paragraph D.2.

                                      A-3